JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated September 10, 2013 to the

Summary Prospectuses dated November 1, 2012, as supplemented

The special meeting (“Meeting”) of shareholders of JPMorgan Value Opportunities Fund (the “Value Opportunities Fund”) to approve the merger of the Value Opportunities Fund into the JPMorgan Large Cap Value Fund has been adjourned because not enough proxies were submitted by shareholders to meet the quorum requirement to consider the merger proposal at the Meeting. Therefore, the merger has not been approved.

Since the merger was not approved, the Board of the Value Opportunities Fund will convene as soon as possible to consider other options, including possible liquidation of the Fund. If the Value Opportunities Fund is liquidated, the Fund’s liquidation may be taxable to a shareholder depending on the shareholder’s tax situation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-VOLCV-913